* May 29, 2013 Investor Presentation

* Forward Looking Statement This presentation contains "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements also may be included in other publicly available documents issued by the company and in oral statements made by our officers and representatives from time to time. These forward-looking statements are intended to provide management's current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. They can be identified by the use of words such as "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "expect," "strategy," "future," "likely," "may," "should," "will" and other words of similar meaning in connection with a discussion of future operating or financial performance. Examples of forward looking statements include, among others, statements relating to future sales, earnings, cash flows, results of operations, uses of cash and other measures of financial performance.  Because forward-looking statements relate to the future, they are subject to inherent risks, uncertainties and other factors that may cause the company's actual results and financial condition to differ materially from those expressed or implied in the forward-looking statements. Such risks, uncertainties and other factors include, among others: (i) changes in domestic and foreign economic and competitive conditions in markets served by the company, particularly the defense, commercial aviation and industrial production markets; (ii) changes in government and customer priorities and requirements (including cost-cutting initiatives, the potential deferral of awards, terminations or reductions of expenditures to respond to the priorities of Congress and the Administration, or budgetary cuts resulting from Congressional actions or automatic sequestration under the Budget Control Act of 2011, as modified by the enactment of the Taxpayer Relief Act of 2012); (iii) changes in geopolitical conditions in countries where the company does or intends to do business; (iv) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; (v) the existence of standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; (vi) the satisfactory conclusion to government inquiries or investigations regarding government programs, including the satisfactory resolution of the Wichita matter; (vii) risks and uncertainties associated with the successful implementation and ramp up of significant new programs; (viii) potential difficulties associated with variable acceptance test results, given sensitive production materials and extreme test parameters; (ix) the receipt and successful execution of production orders for the JPF U.S. government contract, including the exercise of all contract options and receipt of orders from allied militaries, as all have been assumed in connection with goodwill impairment evaluations; (x) the continued support of the existing K-MAX® helicopter fleet, including sale of existing K-MAX® spare parts inventory; (xi) the accuracy of current cost estimates associated with environmental remediation activities, including activities at the Bloomfield, Moosup and New Hartford, CT facilities and our U.K. facilities; (xii) the profitable integration of acquired businesses into the company's operations; (xiii) changes in supplier sales or vendor incentive policies; (xiv) the effects of price increases or decreases; (xv) the effects of pension regulations, pension plan assumptions, pension plan asset performance and future contributions; (xvi) future levels of indebtedness and capital expenditures; (xvii) the future availability of credit, the ability of the company to maintain its current credit rating and the impact on the company's funding costs and competitive position if it is unable to do so; (xviii) the continued availability of raw materials and other commodities in adequate supplies and the effect of increased costs for such items; (xix) the effects of currency exchange rates and foreign competition on future operations; (xx) changes in laws and regulations, taxes, interest rates, inflation rates and general business conditions; (xxi) future repurchases and/or issuances of common stock and (xxii) other risks and uncertainties set forth in the company's annual, quarterly and current presentations, proxy statements and other filings with the SEC. Any forward-looking information provided in this presentation should be considered with these factors in mind. We assume no obligation to update any forward-looking statements contained in this presentation. Contact: Eric Remington V.P., Investor Relations (860) 243-6334 Eric.Remington@kaman.com

* Non-GAAP Figures Certain measures presented in this presentation are “Non-GAAP” items. These figures are denoted with an asterisk (*). Reconciliations from GAAP measures to the Non-GAAP measures are presented in Appendix I to this presentation and our earnings release dated April 29, 2013.

* Business Strengths Secular trends helping to drive significant long-term growth opportunities in Aerospace and Distribution Higher margin Aerospace bearing product lines benefiting from commercial aircraft build rates Select reset and service life extension defense programs ramping up Distribution business gaining scale via acquisitions, and adding complementary product platforms Investing in new product development and applications, acquisitions and technology for long-term growth Strong balance sheet to drive growth and strategic initiatives Experienced management team

* Kaman Corporation Overview Two businesses Aerospace Manufacturer and subcontractor in the global commercial aerospace and defense market – extremely broad range of capabilities – proven performance Diverse and growing customer base of blue chip customers and government divisions Distribution Third largest distributor in the power transmission/motion control/fluid power market Focused on technical differentiation and expansion into higher margin products Publicly listed on the NYSE with a market capitalization of approximately $930 million 2012 sales of $1.6 billion; 5,000 employees

* Aerospace 40% 23% 12% 37% Distribution Kaman Corporation – 2012 Sales Overview 64% 36% Distribution Aerospace $1.6B Revenues 12%

* 2012 Sales: $581 million Aerospace 36%

* Aerospace Business Drivers Legacy prime contractor capabilities provide attractive outsourcing alternatives to OEMs High margin specialty bearing and aerostructure businesses positioned to benefit from higher production levels at Boeing and Airbus Defense platforms provide exposure to key vertical lift and reset programs Continued outsourcing trend by OEMs and Super Tier 1s to increase flexibility and lower costs

* Aerospace OBJECTIVE: $1 billion in sales / margins in the “high teens” STRATEGY: DEPTH – Size/financial strength to address larger, integrated work packages from primes/OEMs and Tier 1s DIVERSITY – Balance portfolio through increased commercial content DIFFERENTIATION – Continue to move from build-to-print to design-and-build for higher margins and more defensible positions DEVELOPMENT – Increased, focused investments in our people and infrastructure to increase capabilities and drive improved performance

* Aerospace Sales Mix 2007 vs. 2012 2007 Sales = $386 million 2012 Sales = $581 million Defense Aerospace Fuzing Products Commercial Aerospace 37% 41% 22% 40% 37% 23%

* Fixed trailing edge Fuel tank access doors Top covers Red denotes bearing products Nose landing gear Horizontal stabilizer Main landing gear Flaps Rudder Door assemblies Engine/thrust reverser Aircraft Programs/Capabilities Flight controls Doors

* Manufacture of cockpit Blade erosion coating Manufacture and assembly of tail rotor pylon Manufacture, sub assembly and joining of fuselage Blade manufacture, repair and overhaul Driveline couplings Bushings Flight control bearings Aircraft Programs/Capabilities Red denotes bearing products

* Aerospace Product Platforms Product Platform Specialty Bearings and Engineered Products Fuzing and Precision Products Aerosystems Major product lines Self-lube airframe bearings Traditional airframe bearings Flexible drive systems Bomb safe and arm fuzing devices Missile safe and arm fuzing devices High precision measuring systems Memory products Engineering design and testing Tooling design and manufacture Complex aerostructure machining, manufacture and assembly Helicopter MRO and support Customer categories Aerospace OEMs Aerospace subcontractors Distributors/aircraft operators U.S. and allied militaries Weapon system OEMs Aerospace OEMs Aerospace subcontractors Helicopter operators Commercial/defense exposure Mostly commercial Predominantly defense Mix of defense and commercial, majority defense

* Market leading self lube airframe bearing product lines Content on virtually every aircraft manufactured today with a growing installed base Approximately 75% of sales are for commercial applications Proprietary technology: KAron® bearing liner system KAflex® and Tufflex® flexible couplings 95% of sales are for custom engineered applications Operational excellence through lean manufacturing World class application engineers and material scientists developing new applications

* USAF bomb fuze of choice USAF inventory levels are less than half desired quantity Two recently awarded direct commercial sale contracts totaling $55.5 million $106 million backlog as of 3/29/2013 Kaman is sole source, negotiating four year follow-on contract 23 foreign customers Bomb Compatibility JDAM Paveway II and III GBU-10, 12, 16, 24, 27, 28, 31, 32, 38, 54 BLU-109, 110, 111, 113, 117, 121, 122, 126 MK82/BSU-49, MK83/BSU-85, MK84/BSU-50 JPF Program

* Aerospace – Sequestration Impact on Defense Programs We believe the diversity of our defense programs positions us well to weather potential budget cuts Joint Programmable Fuze – backlog into 2014, foreign demand, continued sole source F-35 (Joint Strike Fighter) – incremental business at any production level A-10 re-wing program for Boeing – reset, new business AH-1Z integrated fuselage for Bell/USMC – new business Broadly diverse revenue base mitigates risk from large program cancellations Annualized revenue risk from sequestration is estimated to be $20 million to $25 million, less than 1.5% of expected consolidated 2013 revenue

* New Programs Expected to provide incremental growth Capitalizing on core competencies and broadening areas of expertise New programs include A350 airframe bearings AH-1Z cabin Learjet 85 composite door G7000/G8000 fixed leading edge Trent 700 nacelle panels G280 winglet

* Positioned to Benefit from Ramp Up in Commercial Production Projected Deliveries Projected Deliveries Projected Deliveries Projected Deliveries Projected Deliveries 2012 2016 % Increase Boeing 737 419 504 + 20% Boeing 777 84 100 + 19% Boeing 787 40 120 + 200% Airbus A320 455 480 + 5% Airbus A350 0 25 +++ Airbus A380 30 32 + 7% Source: J.P. Morgan (Joseph Nadol)

* New Zealand SH-2G(I) Have entered into a $120 million contract with the New Zealand Ministry of Defence for the sale of ten Kaman SH-2G(I) aircraft Three year delivery schedule Work under this program has begun and $20 million in revenue is expected to be recognized in 2013 Program is expected to generate $60-65 million in cash over three years

* Unmanned K-MAX® Kaman/Lockheed teamed to provide an unmanned military version of the K-MAX helicopter Two K-MAXs have been performing unmanned cargo resupply missions in Afghanistan since December 2011 and have flown more than 1,000 missions and delivered more than 3.0 million pounds of cargo “It’s kind of the rock star of the Marine Corps unmanned aviation in the past year,” – Major Dave Funkhouser, Unmanned Aviation Capabilities Integration Officer, US Marine Corps Photograph by Corporal Lisa Tourtelot, United States Marine Corps.

* Unmanned K-MAX Honors and Recognition Winner in the Defense Category Grand Award- “Best of What’s New” Robot helicopters help out in war zones The Robert J. Collier Trophy - 2012 Finalist

* $1 Billion sales “High Teens” operating margin 50% Design-and-build 50% Defense/50% Commercial Super Tier II Integrated, coordinated, synergistic business Multi-national Competing on design-and-build manufacturing capability, and Intellectual Property NOW FUTURE/VISION $581 Million sales 16.2%* Operating margin 70% Build-to-print 60% Defense Tier II/III Supplier Small, independent businesses Primarily domestic Competing on cost and manufacturing capability Aerospace Strategic Transition

* Distribution 2012 Sales: $1.01 Billion 64%

* Distribution Overview Industrial distribution firm with a $35 billion served market via three platforms Bearings and mechanical power transmission Fluid power Electrical automation and control Major product categories Bearings Mechanical and electrical power transmission Fluid Power Motion control Automation Material handling Electrical control and power distribution 231 locations and 5 distribution centers Executing growth strategy to achieve long-term sales and profit objectives

* Improved diversification of Distribution served end markets 64% 36% Bearings and Mechanical Power Transmission Fluid Power Electrical and Automation 2007 Sales = $.700 billion 2012 Sales = $1.012 billion

* Distribution OBJECTIVE: $1.5 billion in sales – 7% operating profit margin STRATEGY: SCALE THROUGH GROWTH – Broaden and diversify product offering organically and through acquisitions. Expand geographic footprint to enhance position in the national accounts market PRODUCTIVITY – Recognize benefits from organizational realignment and implement multi-faceted technology investments PROFITABILITY – Recognize sales and cost synergies from the nine acquisitions completed in 2010, 2011 and 2012. Enhance margins through new higher margin product lines, a focus on pricing management and leverage increased purchasing scale

Major Product Platforms

Product Platform	Bearings & Mechanical Power Transmission (BPT)	Fluid Power	Electrical Automation & Control
% of 2012 Sales (approximate)	61%	14%	25%
Market Size	$12.5 Billion	$7.2 Billion	$15.0 Billion
Acquisitions since 2008	• Industrial Supply Corp. • Allied Bearings Supply • Plains Bearing • Fawick de Mexico • Florida Bearings	• Catching Fluidpower • INRUMEC	• Zeller • Minarik • Automation Technology • Target Electronic Supply
Major Suppliers	BALDOR, TIMKEN, REXNORD, SKF, Gates	Parker	KOLLMORGEN, BANNER, TURCK works, NANOMOTion, Schneider Electric, YASKAWA

KAMAN
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* Executing Strategy and Building Network

* Builds scale in Kaman’s automation and control (A&C) market segment Expands Kaman’s A&C served market to $15 billion by adding electric control capabilities Adds Schneider as key vendor Establishes scale in value-added solutions Establishes Kaman as a provider of electrical controls products Expected to yield sales synergy opportunities from Kaman’s national sales force Zeller – Strategic Benefits

* North American Strategic Alliance

* Sourcepoint Combined Capabilities $1.4 billion in revenue Over $250 million in inventory 300 branches 3,000+ employees 3,000+ brands represented 250 engineers, specialists and technicians Over 4 million SKUs

* $1.0 Billion sales 5.1%* operating margin Presence in 72 of the top 100 industrial markets Three product platforms Narrow fluid power offering from numerous single-technology suppliers Eight ERP systems $1.5 Billion sales 7.0% operating margin Presence in ≈ 90 of the top 100 U.S. industrial markets Three major product platforms with increased market share in motion/automation and fluid power Broad fluid power offering from multi-technology supplier State of the art enterprise wide business system FUTURE/VISION NOW Distribution Strategic Transition

* Distribution Management Actions Lower organic sales growth in distribution led to restructuring and job reductions Consolidated facilities where acquisitions had created overlap Across the board expense reductions $3 million charge related to these actions was recorded in Q113 Actions are expected to result in $2 million in expense savings per quarter

* Kaman Investment Merits A Leading Market Position in Both Business Segments Continued Focus on Profit Optimization, Cash Flow Generation and Strengthening Competitive Position Strong Liquidity and Conservative Financial Profile Investment Grade Rating (BBB-/Stable) Disciplined and Focused Acquisition Strategy Experienced Management Team

* Financial Information

* Financial Highlights – Full Year 2012

* Financial Highlights – Q1 2013

* Balance Sheet, Capital Factors, and Cash Flow Items (In Millions) As of 3/29/13 As of 12/31/12 As of 12/31/11 Cash and Cash Equivalents $ 15.1 $ 16.6 $ 15.0 Notes Payable and Long-term Debt $ 304.2 $ 259.6 $ 205.2 Shareholders’ Equity $ 422.0 $ 420.2 $ 373.1 Debt as % of Total Capitalization 41.9% 38.2% 35.5% Capital Expenditures $ 11.8 $ 32.6 $ 28.8 Depreciation & Amortization $ 7.6 $ 28.4 $ 23.2 Free Cash Flow $ (46.4) $ 52.0 $ 15.0 * (1) (1) (1) (1) Year-to-date as of 3/29/2013

* Appendix I Non-GAAP Reconciliations

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Reconciliation of Non-GAAP Financial Information

* Appendix II Executive Compensation & Corporate Governance

* Executive Compensation Aligned with Shareholder Interests Alignment with the market allows Company to attract and retain key talent Company and individual performance drive base salary, annual cash incentives and long-term incentives Total compensation only reaches the median of market when Company financial performance also is at the median of similar sized industrial companies The direct linkage to company financial performance serves shareholder interests SERP and Pensions benefit accruals ended in 2010 Perquisites have essentially been eliminated for executive officers (MERP, financial counseling, tax planning)

* Compensation Components Base Salary Annual Cash Incentive Long-Term Incentive Benefit Plans – Same plans as all other employees Car Allowance – Limited to executive officers and business unit heads Perquisites – Other executive perquisites eliminated Executive Employment Agreements – Limited to five key executives All compensation components compared to industrial surveys of similar sized companies every 2-3 years Total compensation is driven by company and individual performance 79% of CEO’s compensation in 2012 was performance related Targeted at the median of industrial companies of similar size

* Performance-Driven Annual Cash Incentive Annual cash incentive driven by financial performance Corporate – compared against the 5-year average of Russell 2000: Return on Investment EPS growth EPS performance against plan Individual Performance Business Units – compared against targets Return on Investment Year over year growth in operating income Year over year growth in sales Controllable cash flow Reviewed and approved by the Personnel and Compensation Committee of the Board of Directors

* Corporate Governance Strong and Independent Board of Directors Ten members; nine are independent with no relationship to the Company other than Board service Independent Lead Director in place since 2002 Board has majority voting policy for director elections Directors have broad senior leadership qualifications: Chief executive or chief financial officer roles Industry experience includes aerospace, defense, engineering, distribution and financial services, both domestic and international Virtually all directors serve on the board of other public companies (generally not more than three)